UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 9, 2025 (March 23, 2025)

VIEWBIX INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-42681

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

3 Hanehoshet St, Building B, 7th floor, Tel Aviv, Israel	6971068
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: +972 9-774-1505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 24, 2025, Viewbix Inc. (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Original Form 8-K”), reporting that on March 24, 2025, the Company completed acquisition of Metagramm Software Ltd. (“Metagramm”) pursuant to the securities exchange agreement (the “Acquisition”) with Metagramm and all of the shareholders of Metagramm.

This Amendment No. 1 to this Current Report on Form 8-K (“Amendment No. 1”) amends the Original Form 8-K to provide with respect to the unaudited pro forma condensed combined financial information of the Company and the audited consolidated financial information of Metagramm for the year ended December 31, 2024 as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

The unaudited pro forma condensed combined financial information of the Company updated to reflect the effect of the Acquisition as if it had occurred on December 31, 2024 and on January 1, 2024, is filed herewith as Exhibit 99.1 and the audited consolidated financial information of Metagramm for the year ended December 31, 2024 are filed herewith as Exhibit 99.2. and are incorporated into this Item 9.01(a) by reference thereto.

The unaudited pro forma condensed combined financial information does not necessarily reflect what the Company’s results of operations, balance sheets or cash flows would have been during the periods presented had the Acquisition been completed in prior periods and does not necessarily indicate what the Company’s results of operations, balance sheets, cash flows or costs and expenses will be in the future.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information

99.2	Audited Consolidated Financial Information of Metagramm Software Ltd. for the year ended December 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viewbix Inc.

By:	/s/ Amihay Hadad
Name:	Amihay Hadad
Title:	Chief Executive Officer

Date: June 9, 2025